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                                                                 APPENDIX
                        CONTROL DATA SYSTEMS, INC.
                        1992 EQUITY INCENTIVE PLAN
                    (AS AMENDED THROUGH MAY 15, 1996)


                         ARTICLE I - INTRODUCTION


1.01     Purpose.   The  purpose  of the 1992 Equity  Incentive  Plan  (the
         Plan) is to advance the interests of Control Data Systems, Inc. and its stockholders by affording officers and other key employees of the Corporation and its Subsidiaries, upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business, a proprietary interest in the growth and performance of the Corporation.


                         ARTICLE II - DEFINITIONS


2.01     "Affiliate" means a Parent or Subsidiary of the Corporation.

2.02 "Award" means the grant of any form of Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, or any number of Performance Units, whether granted singly, in combination or in tandem, to a Plan Participant pursuant to the Plan on such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

2.03 "Award Agreement" means the agreement executed by the Corporation or its Subsidiary and a Participant that sets forth the terms, conditions and limitations applicable to the Award.

2.04 "Board" means, at any particular time, the then duly elected and acting directors of the Corporation.

2.05 "Committee" means the Compensation Committee of the Board (or any successor to such Committee), which shall consist solely of two or  more  directors who shall be appointed by  and  serve  at  the pleasure of the Board. Each of the members of the Committee shall be a "disinterested person" as defined in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. As of the Effective Date of the Plan, a "disinterested person" under Rule 16b-3 generally means a director who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the

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         Corporation's   equity  securities  under  Section   12   of   the
         Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee), and who will not be, while serving on such Committee, granted or awarded options under the Plan or under any other plan of the Corporation or any of its Affiliates which entitle participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Corporation or the Affiliate, except to
         the   extent  permitted  by  Rule  16b-3,  and  except   for   the
         Nonqualified Stock Options granted to Outside Directors pursuant to Article VIII.

         Notwithstanding anything in this Section 2.05 to the contrary, until such date as the Board elects to comply with the Section 16(b) rules issued by the Securities and Exchange Commission on February 8, 1991, the Committee shall consist of at least three directors who have not been and shall not be eligible to receive options under the Plan or any other plan of the Corporation or its Affiliates as required by former Rule 16b-3, except to the extent permitted by such former Rule 16b-3 and except for the Nonqualified Stock Options granted to Outside Directors pursuant to Article VIII.

2.06     "Corporation"  means  Control  Data  Systems,  Inc.,  a   Delaware
         corporation,   and   any  successor  in   interest   by   way   of
         consolidation, operation of law, merger or otherwise.

2.07 "Date of Grant" means the date an Award is approved by resolution of the Committee, or such later date as may be specified in such resolution; provided, however, that for Nonqualified Stock Options granted to Outside Directors pursuant to Article VIII, the "Date of Grant" shall be the date specified in Section 8.01.

2.08 "Effective Date" means the date the Plan is adopted by the Board under Section 14.01 of Article 14 of the Plan.

2.09 "Eligible Employee" means those key employees and officers of the Corporation or a Subsidiary upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business.

2.10 "Fair Market Value" means, with respect to shares of Stock on any applicable date:

                        (a) If the Stock is reported in the national market system or is listed upon an established exchange or exchanges, the closing price of such Stock in such national market system or on such stock

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                   exchange  or   exchanges  on  the  applicable  date  or,
                   if no sale of such Stock shall have occurred on that date, the next preceding date on which there was such a reported sale; or

                        (b) If the Stock is not so reported in the national market system or listed upon an exchange, the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Stock on the applicable date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or

                        (c) If the Stock is not publicly traded as of the applicable date, the Fair Market Value of the Stock on the applicable date as determined by the Committee by applying principals of valuation, and the Committee shall have full authority and discretion in establishing the Fair Market Value.

2.11 "Incentive Stock Option" means an option to purchase Stock awarded to a Participant under Article VI of this Plan that qualifies as an Incentive Stock Option within the meaning of Internal Revenue Code Section 422.

2.12 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

2.13 "Nonqualified Stock Option" means an option to purchase Stock awarded to a Participant under Article VII or to an Outside Director under Article VIII of this Plan but which does not qualify as an Incentive Stock Option.

2.14 "Outside Director" means a member of the Board who is not an employee of the Corporation or any of its Affiliates.

2.15     "Parent"  means a corporation as defined in Internal Revenue  Code
         Section 424(e) applying such Section 424(e) by treating the Corporation as the employer corporation.

2.16 "Participant" means an Eligible Employee to whom an Award has been made under the Plan.

2.17 "Performance Goal" means with respect to a Performance Unit Award, a specified initial or cumulative business objective not related to any equity security of the Corporation, the satisfaction of which shall be a condition precedent to the vesting of all or a portion of that Performance Unit Award.

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2.18     "Performance  Period"  means with respect to  a  Performance  Unit
         Award, the designated period set forth in an Award Agreement over which the Performance Units may vest.

2.19 "Performance Unit" means a unit having a cash equivalent value determined by the Committee on the basis of achievement by the Corporation, by a specified Subsidiary, or by a specified operating unit within the Corporation or Subsidiary of business objectives which shall be set forth in the terms of an Award Agreement and which shall not be related to any equity security of the Corporation.

2.20 "Plan" means the Control Data Systems, Inc. 1992 Equity Incentive Plan, as set forth herein, as the same may be from time to time amended.

2.21 "Replacement Option" means a Nonqualified Stock Option or an Incentive Stock Option granted under this Plan to replace a nonqualified stock option or an incentive stock option that had been previously granted under the Control Data Corporation 1980 Stock Option Plan or the Control Data Corporation 1990 Long-Term Incentive Plan.

2.22 "Restricted Stock Award" means shares of Stock awarded to a Participant under Article IX of this Plan.

2.23 "Section 16(b) Participant" means a Participant who is subject to the provisions of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended (the "1934 Act").

2.24 "Stock" means the Corporation's Common Stock, par value $0.01 per share.

2.25 "Subsidiary" means a corporation as defined in Internal Revenue Code Section 424(f) applying such Section 424(f) by treating the Corporation as the employer corporation.

2.26 "Transaction Date" means, for purposes of Section 8.01, the Effective Date defined in the Transfer Agreement entered into by the Corporation and Ceridian Corporation (formerly Control Data Corporation) ("Ceridian") pursuant to which Ceridian will transfer and assign to the Corporation certain assets and properties in exchange for the Corporation's assumption of certain liabilities and obligations of Ceridian and the Corporation's issuance of shares of its Stock to Ceridian.

2.27     "Year" means a calendar year.

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                       ARTICLE III - ADMINISTRATION


3.01 Administration. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, and except for all matters relating to the grant of Nonqualified Stock Options to Outside Directors pursuant to Article VIII, the Committee shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

                        (a) The Committee shall review and approve any and all Awards to be made to Eligible Employees recommended by the management of the Corporation or its Subsidiaries in accordance with and subject to the provisions of the Plan;

                         (b) The Committee shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, shall prescribe the form of the Award Agreements (which may vary from Participant to Participant) evidencing each Award, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

                        (c) With the exception of the Nonqualified Stock Options granted to Outside Directors pursuant to
                   Article VIII, the Committee shall, subject to the provisions of the Plan, determine the number and type of Awards and all terms and conditions that shall apply to such Awards, including, but not limited to, the
                   Performance Goals, the Performance Period and the formula for the valuation of Performance Units in connection with the Performance Unit Awards. The
                   Committee may, in its discretion, consider the recommendations of the management of the Corporation or its Subsidiaries when determining such terms and conditions for such Awards.

                         (d)    The  Committee  shall  have  the  exclusive
                   authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the stockholders of the Corporation and its Subsidiaries, the Committee and each of its members thereof, the directors, officers and employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing;

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                        (e)   The  Committee  shall  keep  minutes  of  its
                   meetings regarding the Plan and shall provide copies to the Board.

                        (f) With respect to the Replacement Options, the Committee shall exercise its discretion to provide that the terms and conditions of such Replacement Options are the same as under the Control Data Corporation 1980 Stock Option Plan or the Control Data Corporation 1990 Long-Term Incentive Plan to the extent required by the Personnel Agreement entered into by Ceridian Corporation (formerly Control Data Corporation) and the Corporation in connection with the transaction described in Section 2.26.


3.02 Options Granted to Outside Directors. The Board shall have full responsibility for administering all matters relating to the grant of Nonqualified Stock Options to Outside Directors pursuant to Article VIII of this Plan. No person who is not a "disinterested person" as defined in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, shall have any discretion over decisions relating to
         Article VIII of the Plan that would cause the Plan to fail the requirements of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended.


                    ARTICLE IV - STOCK SUBJECT TO PLAN

4.01 Number. The total number of shares of Stock available for grants to Participants directly or indirectly under all forms of Awards under the Plan shall not exceed Three Million Two Hundred Thousand (3,200,000) shares, except to the extent adjustments are made pursuant to Section 4.03 of the Plan. Shares of Stock to be awarded may be either treasury or authorized but unissued shares. During any Year, no Participant shall be granted Incentive or Nonqualified Stock Options for the purchase of more than 300,000 shares of Stock.

4.02 Unused Shares. In the event a Restricted Stock Award, an Incentive Stock Option Award or a Nonqualified Stock Option Award granted under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Stock allocable to the unexercised portion of such Restricted Stock Award, Incentive Stock Option or Nonqualified Stock Option shall continue to become available for grants of Restricted Stock Awards, Incentive Stock Options or Nonqualified Stock Options under the Plan.

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4.03     Capital  Adjustments.  In the event of an increase or decrease  in the number of shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares  of  stock  or other securities of the  Corporation  or  of
         another   corporation  by  reason  of  a  reorganization,  merger,
         consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such
         transaction,   the   board   of   directors   of   the   surviving
         corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of Participants and Outside Directors, shall adjust the number and kind of securities subject to outstanding Awards and, where applicable, the option price per share for such securities. Additional shares which may be credited to such outstanding Awards shall be subject to the same restrictions that apply to the securities with respect to which the adjustment relates.

         Notwithstanding the foregoing or any other provision in this Plan to the contrary, and subject to Section 11.04 of Article XI, in the event of a sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Corporation (collectively referred to as a "transaction"), the Board may, in its sole discretion, provide for none, one or more of the following, or may take such other action as it deems appropriate:

              (a)   That  all  outstanding  Incentive  Stock  Options   and
              Nonqualified Stock Options shall become exercisable in full;

              (b) That this Plan shall terminate and that all outstanding Incentive Stock Options and Nonqualified Stock Options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Options prior to the effectiveness of such transaction) shall be cancelled;

              (c) That this Plan shall continue with respect to the exercise of Incentive Stock Options and Nonqualified Stock Options which were outstanding as of the date of Board's adoption of the plan for such transaction and, if applicable, provide Participants and Outside Directors the right to exercise their respective Options as to an equivalent number of shares of stock of any corporation succeeding the Corporation by reason of such transaction;

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              (d)   That   Participants  and  Outside   Directors   holding
              outstanding Incentive Stock Options and Nonqualified Stock Options shall receive, with respect to each share of Stock subject to such Options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such Options; provided that the Board may, in lieu of such cash payment, distribute to such Participants and Outside Directors shares of Stock of the Corporation or shares of stock of any corporation succeeding the Corporation by reason of such transaction, such shares having a value equal to the cash payment provided by this
              Section 4.03(d);

              (e) That all restrictions on the transferability of shares subject to Restricted Stock Awards shall lapse;

              (f)  That,  to  the  extent Performance Units  granted  under
              Article X have vested prior to the effective date of the transaction as the Committee, in its sole discretion, shall determine, Participants shall receive payment for the value of such Performance Units as provided in Sections 10.03 and 10.04;

         provided, however, that the Board may restrict the rights of, or the applicability of this Section 4.03 to, Section 16(b) Participants or Outside Directors to the extent necessary to comply with the requirements of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                        ARTICLE V - PARTICIPATION


5.01 Participants. Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, following recommendation by management of the Corporation or its Subsidiaries, have performed, are performing or during the period of their Award will perform, vital services in the management, operation and development of the Corporation or its Subsidiaries, and have significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of long-term corporate objectives. Participants may be granted from time to time one or more

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         Restricted  Stock  Awards,  Performance  Units,  Incentive   Stock
         Options, or Nonqualified Stock Options; provided, however, that the grant of each Award shall be separately approved by the Committee; and, provided further, that the receipt of one such Award shall not result in the automatic receipt of any other
         Award.   Upon determination by the Committee that an Award  is  to
         be granted to a participant, an Award Agreement shall be executed by the Corporation and by such Participant, specifying the terms, conditions, rights and duties related thereto.

5.02 Outside Directors. Outside Directors shall be eligible to participate in the Plan only to the extent provided in Article VIII, and the Committee shall not exercise any discretion with respect to such eligibility.


                   ARTICLE VI - INCENTIVE STOCK OPTIONS


6.01 Grant of Incentive Stock Options. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Incentive Stock Options shall be granted. The Committee shall determine the number of shares to be subject to each Incentive Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Incentive Stock Option under the Plan or otherwise, the extent to which an Incentive Stock Option may be exercisable upon the Participant's termination of employment, which may differ depending upon the reason for such termination, the manner in which an Incentive Stock Option may be exercised and the form of the Award Agreement that shall evidence each Incentive Stock Option. Except as otherwise provided in this Article VI, the Committee shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant and which may contain such limitations and restrictions as shall be necessary to ensure that such Option will be considered an Incentive Stock Option as defined in Internal Revenue Code Section 422 or to conform to any change therein. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Incentive Stock Option.

6.02 Option Price. To the extent required to qualify the Option as an Incentive Stock Option under Internal Revenue Code Section 422, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant except that, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its

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         Affiliate, the option price per share shall not be less  than  one hundred ten percent (110%) of the Fair Market Value of one share of Stock as of the Date of Grant.


6.03     Duration and Exercise of Options.

                        (a) Duration of Incentive Stock Options. The period during which an Incentive Stock Option granted under the Plan may be exercised shall be established by the Committee, and shall be set forth in the Award
                   Agreement, but in no event shall any Incentive Stock Option be exercisable during a term of more than ten
                   (10) years after the Date of Grant; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its
                   Affiliate, the Incentive Stock Option shall be exercisable during a period of not more than five (5) years after the Date of Grant.

                  (b)  Exercisability of Incentive Stock Options.

                                   (1)  The Committee shall have discretion
                        to determine when an Incentive Stock Option becomes exercisable and may provide that the Incentive Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

                                   (2)   In  the  event an Incentive  Stock
                        Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not exercised in full immediately shall be specified in the Award Agreement.

                                   (3)   The  Committee may accelerate  the
                        exercise date of any Incentive Stock Option which is not immediately exercisable at the Date of Grant as the Committee, in its discretion, deems advisable.

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                                   (4)  The Award Agreement shall set forth
                        all provisions relating to the exercisability of Incentive Stock Options.

6.04 Payment of Option Price. Upon the exercise of any Incentive Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Committee, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Participant to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Incentive Stock Option. For purposes of this Section 6.04, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Participant at the time of exercise.

         In addition to the foregoing, with respect to Incentive Stock Options granted pursuant to this Plan after January 31, 1996, the Committee may, in its sole discretion and subject to any applicable rules or regulations it may adopt, allow such payment to be made, in whole or in part, in installments or by having the Participant execute a promissory note containing such terms as the Committee may deem appropriate.

6.05 Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to an Incentive Stock Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.


                 ARTICLE VII - NONQUALIFIED STOCK OPTIONS


7.01 Grant of Nonqualified Stock Options. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Nonqualified Stock Options shall be granted under this Article VII. The Committee shall determine the number of shares to be subject to each Nonqualified Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Nonqualified Stock Option under the Plan or otherwise, the extent to which a Nonqualified Stock Option may be exercisable upon the Participant's termination of employment, which may differ depending upon the reason for such termination, the manner in which a Nonqualified Stock Option may be exercised and the form of the Award Agreement that shall evidence each Nonqualified Stock Option. Except as otherwise provided in this Article VII, the Committee shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Nonqualified Stock Option.

7.02 Option Price. Unless otherwise determined by the Committee, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant.

7.03     Duration and Exercise of Options.

                   (a) Duration of Nonqualified Stock Options. The period during which a Nonqualified Stock Option granted under the Plan may be exercised shall be established by the Committee, and shall be set forth in the Award Agreement, but in no event shall any Nonqualified Stock Option be exercisable during a term of more than ten (10) years after the Date of Grant.

                  (b)  Exercisability of Nonqualified Stock Options.

                                   (1)  The Committee shall have discretion
                        to determine when a Nonqualified Stock Option becomes exercisable and may provide that the Nonqualified Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

                                   (2)   In the event an Nonqualified Stock
                        Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not exercised in full immediately shall be specified in the Award Agreement.

                                   (3)   The  Committee may accelerate  the
                        exercise date of any Nonqualified Stock Option which is not immediately exercisable at the Date of Grant as the Committee, in its discretion, deems advisable.

                                   (4)  The Award Agreement shall set forth
                        all provisions relating to the exercisability of Nonqualified Stock Options.


7.04 Payment of Option Price. Upon the exercise of any Nonqualified Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Committee, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Participant to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Nonqualified Stock Option. For purposes of this Section 7.04, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Participant at the time of exercise.

         In addition to the foregoing, for any Nonqualified Stock Option granted pursuant to this Plan, the Committee may, in its sole discretion and subject to any applicable rules or regulations it may adopt, allow such payment to be made, in whole or in part, in installments or by having the Participant execute a promissory note containing such terms as the Committee may deem appropriate.

7.05 Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.


                ARTICLE VIII - NONQUALIFIED STOCK OPTIONS
                          FOR OUTSIDE DIRECTORS


8.01 Grant of Nonqualified Stock Options. All grants of Nonqualified Stock Options to Outside Directors under this Article VIII shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                        (a) No person shall have any discretion to select the Outside Directors that shall be eligible for Nonqualified Stock Options or to determine the number of shares of Stock to be subject to such Options, the option price per share or the Date of Grant.

                        (b) Each Outside Director shall be granted a Nonqualified Stock Option to purchase twenty-five thousand (25,000) shares of Stock on the Date of Grant. For purposes of this Section 8.01(b), the Date of Grant shall be the later of (i) the date that is thirty (30) days after the Transaction Date, and (ii) the date that the Outside Director first becomes elected to the Board.

                        (c) Beginning with the 1994 annual stockholders' meeting and each annual stockholders' meeting thereafter, each Outside Director shall, upon his or her reelection to the Board, receive a Nonqualified Stock Option to purchase five thousand (5,000) shares of Stock on the Date of Grant. For purposes of this
                   Section 8.01(c), the Date of Grant shall be the date of the annual stockholders' meeting.

8.02     Option  Price.   The option price per share shall be  one  hundred
         percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant.

8.03     Duration and Exercise of Options.

                        (a) Duration of Options. Except as otherwise provide in this Plan, the period during which a Nonqualified Stock Option granted to Outside Directors under this Article VIII may be exercised shall be ten
                   (10) years after the Date of Grant.

                        (b) Exercisability of Nonqualified Stock Options. All Nonqualified Stock Options granted to Outside Directors shall become exercisable with respect to one-third of the shares subject to the Nonqualified Stock Options on each of the three succeeding anniversaries of the Date of Grant. If the Outside Director does not purchase in any year the full number of shares which the Outside Director is entitled to purchase in that year, the Outside Director shall be entitled to purchase in any subsequent year such previously unpurchased shares in addition to those shares the Outside Director is otherwise entitled to purchase.

8.04 Manner of Option Exercise. A Nonqualified Stock Option may be exercised by an Outside Director in whole or in part, subject to the conditions of this

         Plan and subject to such other administrative rules as the Board may deem advisable, by delivering to the office of the Treasurer of the Corporation written notice of the number of whole shares with respect to which the Nonqualified Stock Option is being exercised and by paying the purchase price for such shares in full. The exercise of the Nonqualified Stock Option shall be deemed effective upon receipt of such notice by the Corporation's Treasurer (or such individual as the Treasurer shall designate in writing) and upon payment that complies with the terms of this Plan. As soon as practicable after the effective exercise of the Nonqualified Stock Option, the Outside Director shall be recorded on the stock transfer books of the Corporation as the owner of the shares purchased and the Corporation shall deliver to the Outside Director one or more duly issued stock certificates evidencing such ownership.

8.05 Payment of Option Price. Upon the exercise of any Nonqualified Stock Option granted to an Outside Director pursuant to this
         Article VIII, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Board, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Outside Director to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Nonqualified Stock Option. For purposes of this Section 8.05, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Outside Director at the time of exercise.

         In addition to the foregoing, for any Nonqualified Stock Option granted pursuant to this Article VIII, the Board may, in its sole discretion and subject to any applicable rules or regulations it may adopt, allow such payment to be made, in whole or in part, in installments or by having the Participant execute a promissory note containing such terms as the Board may deem appropriate.

8.06 Rights as a Shareholder. The Outside Director shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Stock Option until the Outside Director becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Outside Director becomes the holder of record of such shares of Stock.

8.07 Compliance with Rule 16b-3. All Nonqualified Stock Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and

         Regulations of the Securities Exchange Act of 1934, as amended from time to time.

8.08     Termination  of  Status  as a Director.   In  the  event  that  an
         Outside  Director's  membership  on  the  Board  terminates,   the
         following provisions shall apply:

                        (a) If the Outside Director's membership on the Board terminates because of death, any Nonqualified Stock Option granted to such Outside Director shall become immediately exercisable in full and may be exercised by the Outside Director's estate or by a person who acquired the right to exercise such Option by bequest or inheritance for the duration of such Option.

                        (b)   If the Outside Director's membership  on  the
                   Board terminates because of disability, the Outside Director shall be entitled to exercise any Nonqualified Stock Option to the extent such Option was exercisable as of the date such Outside Director's membership on the Board is terminated by reason of disability for a period of twelve (12) months following the date of such termination unless such Option, by its terms, expires
                   before  the  end  of such twelve-month period.   To  the
                   extent that such Option was not exercisable as of the date the Outside Director's membership on the Board terminates because of disability, or if the Outside Director does not exercise the Nonqualified Stock Option within the twelve-month period specified in this
                   Section 8.08(b), all rights of the Outside Director under such Option shall be forfeited. For purposes of this Section 8.08(b), "disability" shall mean a mental or physical condition of the Outside Director, resulting from illness, injury or disease which, as determined by the Board, causes the Outside Director to resign from the Board and is reasonably expected to be of long and indefinite duration or result in death.

                        (c) If the Outside Director's membership on the Board terminates for any reason other than the Outside Director's death or disability, the Outside Director shall be entitled to exercise any Nonqualified Stock Option to the extent such Option was exercisable as of the date of such termination for a period of ninety
                   (90) days following the date of such termination unless such Option, by its terms, expires before the end of such ninety-day period. To the extent that the Nonqualified Stock Option is not exercisable as of the date the Outside Director's membership on the Board terminates for any reason other than death or
                   disability,  or  if  the  Outside  Director   does   not
                   exercise such

                   Option   within  the  time  specified  in  this  Section
                   8.08(c), all rights of the Outside Director under such Option shall be forfeited.

8.09 Investment Purpose. The Corporation shall require, as a condition to the grant and exercise of any Nonqualified Stock Option pursuant to this Article VIII, that any Stock acquired pursuant to such Nonqualified Stock Option shall be acquired only for investment if, in the opinion of counsel for the Corporation, such condition is required or deemed advisable under securities laws or any other applicable law, regulation or rule of any government or governmental agency. In this regard, if requested by the Corporation, the Outside Director, prior to the acquisition of any shares of Stock pursuant to any Nonqualified Stock Option, shall execute an investment letter to the effect that the Outside Director is acquiring shares of Stock pursuant to such Option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.


                   ARTICLE IX - RESTRICTED STOCK AWARDS


9.01 Grant of Restricted Stock Awards. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Restricted Stock Awards shall be granted, shall determine the number of shares to be subject to each Restricted Stock Award, the time at which the Restricted Stock Award is to be granted, the manner in which restrictions on the transferability of shares of Stock represented by the Restricted Stock Award will lapse including the extent to which such restrictions may lapse upon the Participant's termination of employment, which may differ depending upon the reason for such termination, subject to the provisions  of  Section  9.03, and such other  provisions  of  the
         Restricted Stock Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Award Agreement that shall evidence each Restricted Stock Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Restricted Stock Award.

9.02 Restrictions on Transfer. The shares of Stock awarded pursuant to a Restricted Stock Award shall be subject to the following restrictions:

                         (a) No such share of Stock may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated unless and only to the extent that restrictions shall have lapsed in accordance with the Plan and the Award Agreement.

                        (b) Upon the grant of a Restricted Stock Award, the Corporation shall cause to be issued stock certificates representing the shares subject to such Restricted Stock Award in the Participant's name. The Corporation shall hold such stock certificates until the restrictions set forth in Sections 9.02(a) and 9.02(b) lapse in accordance with the Plan and the Award Agreement. Once the restrictions have lapsed with respect to all or part of the shares subject to the Restricted Stock Award, such stock certificates shall be distributed to the Participant.

                        (c) Notwithstanding the provisions of Section 9.02(c), and subject to any terms, conditions or other restrictions set forth in the Award Agreement, a Participant receiving a Restricted Stock Award shall, as of the Date of Grant, have the right to vote such shares of Stock and to receive dividends and other distributions made with respect to such shares, but the Participant shall not, unless otherwise determined by the Committee, have any other rights as a shareholder. The terms, conditions and restrictions set forth in the Award Agreement shall also apply to any additional shares of Stock received by a Participant as the result of any dividend paid on the shares of Stock subject to the Restricted Stock Award or as the result of any stock split, stock distribution or combination of shares that affects the shares of Stock subject to the Restricted Stock Award.

9.03 Lapsing of Restrictions. The Committee shall have the discretion to determine the times and extent to which restrictions on the transferability of shares under each Restricted Stock Award shall lapse, and the Award Agreement shall set forth all provisions relating to the lapsing of such restrictions.

9.04 Modification of Lapsing Schedule. The Committee may, in its sole discretion, modify the rate at which restrictions on transferability of shares under a Restricted Stock Award shall lapse. Any such modification shall apply only to those shares of Stock which are restricted as of the effective date of the modification, and shall be reflected in a resolution adopted by the Committee and, if deemed appropriate by the Committee, in an amendment to any Award Agreement with respect to which it applies.

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

                      ARTICLE X - PERFORMANCE UNITS


10.01 Grant of Performance Units. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by the management of the Corporation or its Subsidiary, the Eligible Employees to whom Performance Unit Awards shall be granted, and shall determine the number of Performance Units to be subject to each Performance Unit Award, the time at which such Performance Unit Award shall be granted, the extent to which Performance Units may vest upon the Participant's termination of employment, which may differ depending upon the reason for such termination, and such other provisions of the Performance Unit Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Award Agreement that shall evidence each Performance Unit Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Performance Unit Award.

10.02    Vesting   of  Performance  Units.  Each  Performance  Unit   Award
         Agreement shall set forth:

                        (a) The Performance Period over which Performance Units may vest;

                        (b) The initial and cumulative Performance Goals which must be satisfied prior to vesting of any portion of the Performance Units represented by the Performance Unit Award. Unless otherwise determined by the Committee, such Performance Unit goals shall, for purposes of valuing each Performance Unit under Section 10.03, include threshold, target, superior and exceptional levels.

                        (c) The vesting schedule with respect to the Performance Units, which, unless otherwise determined by the Committee, shall be as follows:

                                   (i)   Upon  the completion of the  first
                        full calendar year of the Performance Period and the attainment of the initial threshold Performance Goal, twenty-five percent (25%) of the total number of Performance Units comprising the Participant's Performance Unit Award shall vest and become immediately payable to the Participant in accordance with Sections 10.03 and 10.04. In the event such  initial Performance  Goal  is
                        not satisfied, such percentage of the Performance Units awarded to the Participant shall be immediately forfeited and shall no longer be eligible for vesting and payment to the Participant.

                                   (ii) Upon completion of the second  full
                        calendar year of the Performance Period and the attainment of the cumulative threshold Performance Goal for that two-year period, twenty-five percent (25%) of the total number of Performance Units comprising the Participant's Performance Unit Award shall vest and become immediately payable to the Participant in accordance with Sections 10.03 and 10.04. In the event such cumulative Performance Goal is not satisfied, such percentage of Performance Units awarded to the Participant shall be immediately forfeited and shall no longer be eligible for vesting and payment to the Participant.

                                   (iii)      Upon completion of the  third
                        full calendar year of the Performance Period and the attainment of the cumulative threshold Performance Goal for that three-year period, fifty percent (50%) of the total number of Performance Units comprising the Participant's Performance Unit Award shall vest and become immediately payable to the Participant in accordance with Sections 10.03 and 10.04. In the event such cumulative Performance Goal is not satisfied, such percentage of Performance Units awarded to the Participant shall be immediately forfeited and no longer be eligible for vesting and payment to the Participant.

10.03 Valuation of Performance Units. The dollar value of each Performance Unit that becomes vested and payable to a Participant pursuant to Section 10.02(c) shall be determined on the basis of a graduated valuation scale set forth in the Award Agreement in accordance with the corresponding Performance Goals.

10.04 Payment of Performance Unit Awards. The value of Performance Units that have vested shall be paid to the Participant within sixty (60) calendar days after the Committee determines whether the applicable Performance Goal has been attained. Such payment may, at the discretion of the Committee, be made in cash, shares of Stock or a combination thereof. Any payment to be made to a Participant shall be subject to the applicable withholding requirements described in Section 15.06.

                      ARTICLE XI - CHANGE OF CONTROL


11.01    Definitions.   For  purposes  of this Article  XI,  the  following
         definitions shall apply:

                        (a) "Change of Control" shall mean any of the following events:

                                   (1)   A merger or consolidation to which
                        the Corporation is a party if the individuals and entities who were shareholders of the Corporation immediately prior to the effective date of such merger or consolidation have, immediately following the effective date of such merger or consolidation, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of
                        1934)  of  less  than fifty percent  (50%)  of  the
                        total combined voting power of all classes of securities issued by the surviving corporation for the election of directors of the surviving corporation;

                                   (2)   The  direct or indirect beneficial
                        ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Corporation representing, in the aggregate, twenty percent (20%) or more of the total combined voting power of all classes of the Corporation's then issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert;

                                   (3)   The  sale  of the  properties  and
                        assets of the Corporation substantially as an entirety, to any person or entity which is not a wholly-owned subsidiary of the Corporation;

                                   (4)  The shareholders of the Corporation
                        approve any plan or proposal for the liquidation of the Corporation; or

                                   (5)  A change in the composition of  the
                        Board at any time during any consecutive twenty-four (24) month period such that the "Continuity Directors" cease for any reason to constitute at least a seventy percent (70%) majority of the Board. For purposes of this event, "Continuity Directors" means those members of the Board who either:

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

                                              (i)   were directors  at  the
                              beginning  of  such  consecutive  twenty-four
                              (24) month period; or

                                              (ii)  were elected by, or  on
                              the nomination or recommendation of, at least a two-thirds (2/3) majority of the then-existing Board of Directors.

                        (b)    "Change  of Control Action" shall  mean  any
                   payment (including any benefit or transfer of property) in the nature of compensation to or for the benefit of a Participant or Outside Director under any arrangement which is considered to be contingent on a Change of Control for purposes of Internal Revenue Code Section
                   280G. As used in this definition, the term "arrangement" means any agreement between a Participant or Outside Director and the Corporation or its Subsidiary and shall include, without limitation, any and all of the Corporation or Subsidiary's salary, bonus, incentive, restricted stock, stock option, compensation or benefit plans, programs or arrangements and this Plan.

                        (c) "Change of Control Termination" shall mean, with respect to a Participant, any of the following events occurring within two (2) years after a Change of
                   Control:

                                    (1)     The    termination    of    the
                        Participant's employment by the Corporation or its Subsidiary for any reason, with or without cause, except for conduct by the Participant constituting
                        (i) a felony involving moral turpitude under either federal law or the law of the state of the Corporation's incorporation or (ii) the Participant's willful failure to fulfill his employment duties with the Corporation or its Subsidiary; provided, however, that for purposes of this clause (ii), an act or failure to act by the Participant shall not be "willful" unless it is done, or omitted to be done, in bad faith and without any reasonable belief that the Participant's action or omission was in the best interests of the Corporation or its Subsidiary; or

                                  (2)   The termination of employment  with
                        the   Corporation   or  its   Subsidiary   by   the
                        Participant for Good Reason.

                         (d) "Good Reason" shall mean a good faith determination by the Participant, in the Participant's sole and absolute judgment, that any  one or more of the following events  has
                   occurred without the Participant's express written consent after a Change of Control:

                                   (1)    A  change  in  the  Participant's
                        reporting responsibilities, titles or offices as in effect immediately prior to the Change of Control, or any removal of the Participant from or any failure to re-elect the Participant to any of such positions, which has the effect of diminishing the Participant's responsibility or authority;

                                  (2)   A  reduction by the Corporation  or
                        its Subsidiary in the Participant's base salary as in effect immediately prior to the Change of Control or as the same may be increased from time to time thereafter;

                                   (3)    A  requirement  imposed  by   the
                        Corporation or its Subsidiary on the Participant that results in the Participant being based at a location that is outside of a twenty-five (25) radius mile of the Participant's job location at the time of the Change of Control;

                                   (4)    Without   the   adoption   of   a
                        replacement  plan,  program  or  arrangement   that
                        provides benefits to the Participant that are equal to or greater than those benefits that are discontinued or adversely affected:

                                               (a)   The  failure  by   the
                              Corporation or Subsidiary to continue in effect, within its maximum stated term, any pension, bonus, incentive, stock ownership, purchase, option, life insurance, health, accident, disability, or any other employee compensation or benefit plan, program or arrangement, in which the Participant is participating immediately prior to a Change of Control; or

                                              (b)  The taking of any action
                              by the Corporation or its Subsidiary that would adversely affect the Participant's participation or materially reduce the Participant's benefits under any of such plans, programs or arrangements; or

                                  (5)   Any  action by the  Corporation  or
                        its Subsidiary that would materially adversely affect the physical conditions existing at the time of the Change of Control in or under which the Participant performs his or her employment duties; or

                                   (6)    If   the  Participant's   primary
                        employment duties are with a Subsidiary of the Corporation, the sale, merger, contribution, transfer or any other transaction relating to the Corporation's ownership interest in such Subsidiary and which decreases such ownership interest below the level specified in Section 2.25; or

                                   (7)    Any   material  breach   by   the
                        Corporation or its Subsidiary of any employment agreement between the Participant and the Corporation or its Subsidiary.

                               "Good   Reason"   shall  not   include   the
                   Participant's death or a termination for any reason other than the events specified in clauses (1) through
                   (7) above.

                              With  respect to an Outside Director, "Change
                   of Control Termination" shall mean the termination of the Outside Director's status as a member of the Board for any reason within two (2) years after a Change of Control.

11.02 Acceleration of Vesting/Put Option. Subject to the "Limitation on Change of Control Compensation" contained in Section 11.03, in the event of a Change of Control Termination of a Participant or Outside Director, and without further action of the Board, the Committee or otherwise:

                        (a) Each Incentive Stock Option or Nonqualified Stock Option granted to such Participant or Outside Director pursuant to this Plan shall become immediately exercisable in full and shall remain exercisable until the expiration of such Option according to its terms;

                        (b) All restrictions on the transferability of shares of Stock subject to each Restricted Stock Award granted to such Participant shall immediately lapse and be of no further force or effect;

                        (c) Within thirty (30) days following the Change of Control Termination, the Participant may, by written election delivered to an officer of the Corporation, require the Corporation to purchase,  within  five  (5)  days  following
                   delivery of the election, the shares of the Participant's Stock with respect to which restrictions have lapsed in accordance with Section 11.02(b), at a price equal to the Fair Market Value of such shares of Stock on the day prior to the Change of Control; provided, however, that if a Participant is a Section 16(b) Participant and if the Change of Control Termination occurs within the six (6) month period following the later of the Participant's most recent purchase of Stock which is subject to Section 16(b) of the 1934 Act or the grant of the applicable Restricted Stock Award, then the Participant shall be entitled to deliver the written election specified herein within thirty (30) days following the expiration of such six-month period, and the thirty-five (35) day period referenced in clause Section 11.02(d) shall commence upon the expiration of such six-month period. For purposes of this Section 11.02(c), a "purchase of Stock which is subject to Section 16(b) of the 1934 Act" shall, to the extent provided by Section 16(b), or any successor provision, of the Securities Exchange Act of 1934 and the General Rules and Regulations issued thereunder, include the establishment of or increase in a call equivalent position or the liquidation of or decrease in a put equivalent position with respect to such Stock.

                        (d) To the extent a Participant has not sold shares of Stock to the Corporation pursuant to Section 11.02(c), certificates for such shares of Stock, with no restrictive language, shall be delivered to the Participant within thirty-five (35) days following the Change of Control Termination.

11.03 Limitation on Change of Control Compensation. A Participant or Outside Director shall not be entitled to receive any Change of Control Action which would, with respect to the Participant or Outside Director, constitute a "parachute payment" for purposes of Internal Revenue Code Section 280G. In the event any Change of Control Action would, with respect to the Participant or Outside Director, constitute a "parachute payment," the Participant or Outside Director shall have the right to designate those Change of Control Action(s) which would be reduced or eliminated so that the Participant or Outside Director will not receive a "parachute payment."

11.04 Limitations on Committee's and Board's Actions. Prior to a Change of Control, Participants and Outside Directors shall have no rights under this Article XI, and the Board shall have the power and right, within its sole discretion, by a resolution adopted by a two-thirds (2/3) majority to rescind, modify or amend this Article XI without the consent of any Participant or

         Outside Director. In all other cases, and notwithstanding the authority granted to the Committee or Board to exercise discretion in interpreting, administering, amending or terminating this Plan, neither the Committee nor the Board shall, following a Change of Control, have the power to exercise such authority or otherwise take any action which is inconsistent with the provisions of this Article XI.

         Notwithstanding anything in this Article XI to the contrary, the Board may restrict the rights of, or the applicability of this
         Article XI to, Section 16(b) Participants or Outside Directors to the extent necessary to comply with the requirements of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended.


       ARTICLE XII - RIGHTS OF ELIGIBLE EMPLOYEES AND PARTICIPANTS


12.01 Relationship to Employment. Nothing contained in the Plan, nor in any Award granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Corporation or its Subsidiaries, nor interfere in any way with the right of the Corporation or its Subsidiaries to terminate the Participant's employment at any time.

12.02    Nontransferability   of  Award.   No  Incentive   Stock   Options,
         Restricted Stock Awards or Performance Units shall be transferable, in whole or in part, by the Participant, either voluntarily or involuntarily, except by will or the laws of descent or distribution. If the Participant attempts to transfer an Incentive Stock Option, Restricted Stock Award or Performance Unit, or any portion of such Option, Award or Unit, such transfer shall be void and the Incentive Stock Option, Restricted Stock
         Award or Performance Unit shall terminate. An Incentive Stock Option shall be exercisable during the Participant's lifetime only by the Participant or by such Participant's guardian or other legal representative.

         Subject to the approval of the Committee, or, in the case of Outside Directors, subject to the approval of the Board, Nonqualified Stock Options granted under the Plan may be transferred, for no consideration, by the Participant or the Outside Director to a member of the Participant's or the Outside Director's immediate family, to a trust for the benefit of such family members or to a partnership in which such family members are the only partners. The family member to whom, or the trust or partnership to which, a Nonqualified Stock Option has been transferred shall not be permitted to subsequently transfer the Option, either voluntarily or involuntarily, unless such transfer is to another family member, trust or partnership which meets the requirements of this

         Section 12.02. No other transfers of Nonqualified Stock Options, in whole or in part, by the Participant or the Outside Director shall be permitted, voluntarily or involuntarily, except by will or the laws of descent and distribution. If the Participant or Outside Director attempts to transfer a Nonqualified Stock Option, or any portion of such Option, in a manner not permitted by this Section 12.02, such transfer shall be void and the Nonqualified Stock Option shall terminate.

         Notwithstanding anything in this Section 12.02 to the contrary, the Board may prohibit Outside Directors from transferring Nonqualified Stock Options granted under the Plan to the family members, trusts or partnerships described above if the Board determines that prohibiting such transfers is necessary for the Outside Director to be a "disinterested person" as defined in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, or to otherwise comply with the requirements of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended.



                 ARTICLE XIII - AMENDMENT OR MODIFICATION


13.01    Authority  to  Amend and Procedure.  Subject to the provisions  of
         Article XI and Section 13.02, the Board or the Committee may, at any time and without further action on the part of the shareholders of the Corporation, terminate this Plan or make such amendments thereto as it deems advisable and in the best interests of the Corporation or its Subsidiaries; provided, however, that no such termination or amendment shall, without the consent of a Participant, materially adversely affect or impair the right of a Participant with respect to an Award already granted; and provided, further, that unless the shareholders of the Corporation shall have approved the same, no amendment shall, either directly or indirectly:

                        (a) Materially increase the total number of shares of Stock that may be awarded under this Plan to all Participants and Outside Directors, except for adjustments described in Section 4.03 of this Plan;

                        (b) Materially increase the benefits accruing to Participants and Outside Directors under the Plan; or

                        (c) Materially modify the requirements as to eligibility for participation in the Plan.

13.02 Limitations. In no event shall the Board or the Committee, either directly or indirectly, amend the provisions of Article VIII relating to Nonqualified Stock Options that are granted to Outside Directors more frequently than once every six (6) months, unless such amendment is required to comply with changes in the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, or the Internal Revenue Code and the regulations thereunder.


            ARTICLE XIV - EFFECTIVE DATE AND DURATION OF PLAN


14.01 Effective Date of Plan. The Plan shall be deemed effective upon its adoption by the Board. Incentive Stock Options, Nonqualified Stock, Restricted Stock Awards and Performance Unit Awards may be granted under the Plan immediately upon adoption of the Plan by the Board.

14.02    Duration  of  the Plan.  The Plan shall terminate at  midnight  on
         July 9, 2002, except as to Awards previously granted and outstanding under the Plan at that date, and no further Awards shall be granted thereafter. The Plan may be abandoned or terminated at any earlier time by the Board or the Committee, except with respect to any Awards then outstanding under the Plan.


                     ARTICLE XV - GENERAL PROVISIONS


15.01 Construction and Headings. The headings of the Articles, Sections and their subparts within the Plan are for convenience only and are not meant to be of substantive significance, and such headings shall not add to or detract from the meaning of such Article, Section or subpart.

15.02 Governing Law. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflict of laws provisions of any jurisdiction.

15.03 Successor and Assigns. This Plan shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and its Subsidiaries, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Corporation or any of its Subsidiaries, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Corporation's or the Subsidiary's obligations hereunder; provided, however, that this Section 15.03 shall not apply with respect to the successors or assigns of a Subsidiary in the event that, prior to a Change of Control, the Subsidiary is sold, merged, contributed or in any other manner transferred or for any other reason ceases to be a Subsidiary of the Corporation.

15.04 Survival of Provisions. The rights, remedies, agreements, obligations and covenants of the parties contained in or made pursuant to the Plan, any Award Agreement and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Incentive Stock Option or a Nonqualified Stock Option, shall survive the execution and delivery of such notices and agreements and shall survive the exercise of any Incentive Stock Option or Nonqualified Stock Option, the payment of such Option's exercise price and the delivery and receipt of the shares of Stock subject to such Option, and shall remain in full force and effect.

15.05 Absence of Liability of Directors and Committee Members. No member of the Board or of the Committee shall be liable, with respect to this Plan, for any act, whether by commission or omission, taken by any other member of the Board or the
         Committee, or by any officer, agent, or employee of the Corporation or its Subsidiaries, nor shall any member of the Board or the Committee be liable, except in circumstances involving such member's own bad faith, for anything done or omitted to be done by any person in connection with this Plan.

15.06    Withholding  Taxes.   The  Corporation  or  its  Subsidiaries   is
         entitled to:

                        (a)    Withhold and deduct from future wages  of  a
                   Participant (or from other amounts which may be due and owing from a Participant to the Corporation or the Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local
                   withholding   and  employment-related  tax  requirements
                   attributable to the Participant's exercise of a Nonqualified Stock Option or attributable to the lapse of restrictions on a Restricted Stock Award or otherwise incurred with respect to any other provisions of the Plan; or

                        (b) Require the Participant promptly to remit the amount of such tax requirements to the Corporation or the Subsidiary before acting on the Participant's notice of exercise of a Nonqualified Stock Option or before taking any further action with respect to the Nonqualified Stock Option or the issuance of any certificate with respect to any shares of stock awarded under a Restricted Stock Award or a Nonqualified Stock Option.